UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: January 31, 2008 Estimated average burden hours per response. . 38.0
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 13, 2005

KAISER GROUP HOLDINGS, INC.
(successor issuer to Kaiser Group International, Inc.) (Exact name of registrant as specified in its charter)

Delaware	File No. 1-12248	54-2014870
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9300 Lee Highway Fairfax, Virginia		22031-1207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		703-934-3413

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In a press release dated October 13, 2005, Kaiser Group Holdings, Inc. (the “Company”) announced that Kaiser-Hill Company, LLC (Kaiser-Hill), of which Kaiser Group Holdings owns a 50% interest, has successfully completed the physical work to clean up and close Rocky Flats, per the terms of its contract with the U.S. Department of Energy (DOE).  A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 – Press release of Kaiser Group Holdings, Inc. dated October 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER GROUP HOLDINGS, INC.
(Registrant)

Date: October 14, 2005
/s/ Douglas W. McMinn
Douglas W. McMinn President and Chief Executive Officer